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                                                                   EXHIBIT 10.39

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

No.  Warrants
                         VOID AFTER ____________, 1997

                        WARRANT CERTIFICATE FOR PURCHASE
                                OF COMMON STOCK

                          ACCUMED INTERNATIONAL, INC.


         This certifies that FOR VALUE RECEIVED ________________________ or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.01 par value ("Common Stock") of AccuMed International, Inc., a Delaware corporation (the "Company") at any time commencing on (i) the date of the final closing of the Private Placement (as defined below), with respect to up to 88.23% of the Warrants to purchase shares of Common Stock represented hereby, and (ii) the date in which the Company has a sufficient number of authorized shares of Common Stock reserved for issuance (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants, including the shares of Common Stock issuable upon the conversion of the Notes) to permit the issuance of the shares of Common Stock to be issued pursuant to the exercise of the Warrants ("Authorized Share Date") with respect to up to 11.77% of the Warrants to purchase shares of Common Stock represented hereby, and in both cases, prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of an amount equal to $3.125 for each Warrant (the "Purchase Price") in lawful money of the United States of America in cash





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or by official bank or certified check made payable to AccuMed International,
Inc.  The Company may, at its election, reduce the Purchase Price.

         This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March 13, 1997 by and among the Company, the Warrant Agent and Commonwealth Associates in connection with a private placement (the "Private Placement") of Units of the Company.

         In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

         Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

         The term "Expiration Date" shall mean 5:00 P.M.  (New York time) on
(i) the six month anniversary of the final closing of the Private Placement, with respect to Warrants to purchase up to 88.23% of the Warrants to purchase shares of Common Stock represented hereby and (ii) the six month anniversary of the Authorized Share Date, with respect to Warrants to purchase up to 11.77% of the Warrants to purchase shares of Common Stock represented hereby; provided, however, if the Company redeems the Notes of the Company issued in the Private Placement prior to the three month anniversary of the final closing of the Private Placement, the Expiration Date shall be extended to 5:00 P.M. (New York time) on the five year anniversary of the final closing of the Private Placement. If either of such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. The Company may, at its election, extend the Expiration Date.

         This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates





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representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

         Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any of the rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

         Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                                               ACCUMED INTERNATIONAL, INC.


Dated:  _____________, 1997

                                               By:_____________________________


                                               By:______________________________

[seal]


                                               AMERICAN STOCK TRANSFER & TRUST
                                               COMPANY


                                               By:______________________________





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                               SUBSCRIPTION FORM

                    To Be Executed by the Registered Holder
                         in Order to Exercise Warrants

         The undersigned Registered Holder hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________

                    ________________________________________

                    ________________________________________

                    ________________________________________

                    [please print or type name and address]
and be delivered to
                    ________________________________________

                    ________________________________________

                    ________________________________________

                    ________________________________________

                    [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

         The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                        ______________________________________
                                        (Name of NASD Member)
Dated:______________________

X ________________________
      ____________________
      ____________________

                                        Address

                                        _______________________________
Taxpayer Identification Number

__________________________

Signature Guaranteed

____________________





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                                   ASSIGNMENT


                    To Be Executed by the Registered Holder
                          in Order to Assign Warrants


FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto


           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                  ____________________________________________
                  ____________________________________________
                  ____________________________________________
                  ____________________________________________
                    [please print or type name and address]


_________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
____________________________________ _______________________________ Attorney
to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:____________________
X________________________

Signature Guaranteed


_________________________


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.





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